2012 First-Quarter Results April 19, 2012 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results for the first-
quarter 2012 and comparing them with the same period in 2011
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s webcast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI
PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws;
adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products with the potential to reduce the risk of smoking-related diseases; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent
PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-K for the year ended December 31, 2011. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

Excellent First-Quarter 2012 Results
(a) Excluding currency and acquisitions
(b) Excluding currency
Source: PMI Financials
(a) (a)

(%)
Growth Q1, 2012 vs. Q1, 2011
(b)
5.3
10.9
14.2
19.8
0
20
Organic Cigarette
Volume
Net
Revenues
Adjusted
OCI
Adjusted Diluted
EPS

2012 EPS Guidance
Q1 results confirm our very strong business momentum
Difficult comparison in Q2, 2012, due to the exceptional
circumstances in Japan in 2011
Forecast currency headwind of 15 cents at prevailing
exchange rates
Revised reported diluted EPS guidance for 2012 is $5.20
to $5.30, compared to $4.85 in 2011
On a currency-neutral basis, our revised guidance
maintains a forecast growth rate of approximately 10% to
12%, compared to adjusted diluted EPS of $4.88 in 2011
Source: PMI Financials and PMI forecasts

Excise Tax Environment Remains Reasonable
No disruptively large excise tax increases in any key
markets
Structural improvements continue with increase in the
relative importance of the specific element

7 Favorable Pricing and Volume/Mix Variances in Q1, 2012 Note: Variances at OCI level Source: PMI Financials ($ million) 369 224 0 400 Price Volume/Mix

Strong First-Quarter 2012 Organic Volume (%) Source: PMI Financials Organic Cigarette Volume Growth Q1, 2012 vs. Q1, 2011 8 EU 12.4 3.4 (1.5) 2.9 5.3 (5) 15 Asia EEMA LA&C Total PMI

PHILIP MORRIS
INTERNATIONAL

Marlboro
LM
Palenie zabija
FORTUNE
BOND
Philip Morris
КУРЕНИЕ УБИВАЕТ
Chesterfield
Il fumo uccide
LARK

Source: PMI Financials All Top Ten PMI Brands Grew Volume in Q1, 2012 Volume Growth (Q1, 2012 vs. Q1, 2011) (units billion) 9 0 4

Growing Market Share in Key Markets
Note: Historical data adjusted for pro forma inclusion of business combination with Fortune Tobacco Corporation in the Philippines
Source: PMI Financials and PMI estimates

Top 30 PMI OCI Markets
(%)
35.5
36.6
37.3
34
38
2010 2011 Q1, 2012

Growth Q1, 2012 vs. Q1, 2011
(a) Excluding currency and acquisitions
Source: PMI Financials
Asia: Our Principal Growth Engine
Solid economic
environment
Growing adult population
Increasing consumer
purchasing power
(a) (a)
(%)
Organic
Cigarette
Volume
0
12.4
16.3
23.7
25
Revenues
Adjusted
OCI
Net

PMI Market Share Variance
Q1, 2012 vs. Q1, 2011
Source: PMI estimates and PMI Financials
Indonesia: Premium Brands Lead the Way
Total industry volume up at
double-digit rate in Q1,
2012
Full-year industry volume
growth forecast in 6% to
8% range
PMI volume increased
24.9% in Q1, 2012
Tremendous market share
momentum, with 3.5 share
points gained in Q1, 2012,
to reach 33.4%
(pp)
0
1.9
1.1
0.5
2
Premium Mid -Price Low-Price

そのままで、
レギュラー
カプセルつぶせば、
メンソール
100's ¥410
LARK HYBRID
ハイブリッド
1mg

PMI Market Share
Japan: Building off a Higher Base
Industry volume underlying
trend: more moderate decline of
approximately 2% forecast in
2012
PMI Q1, 2012 market share of
28.0% impacted by significant
trade purchases of new JT
products in March
Lark Hybrid One
100’s reached
0.4% market share in March
Marlboro
and
Lark
remain
strong, and we have a full
pipeline of innovative new
launches planned
(%)
Source: PMI estimates and Tobacco Institute of Japan

25.6
28.2
28.0
24
30
Q1
2011
Q4
2011
Q1
2012

Source: Hankook Research
Korea: Pricing to Boost Profitability
Price increase on Marlboro,
Parliament
and Lark
from
2,500 Won to 2,700 Won
per pack in February
Preliminary indications that
we have given back, as
expected, a large part of
our share gain from
previous temporary price
advantage
PMI Market Share
Q1
2011
Jan Feb Mar
2012
(%)
22.6
17.8
20.8
17.7
0
25

Growth Q1, 2012 vs. Q1, 2011
(a) Excluding currency and acquisitions
Source: PMI Financials
EEMA: Strong Contribution from Volume, Mix
and Pricing
Strong volume growth led by
Algeria, Saudi Arabia and
Turkey, partly offset by
Egypt
Favorable mix as consumers
trade up to premium and
mid-price brands
Price increases a key driver
of higher profitability
Continued investments
behind
Marlboro
and other
key brands, notably in
Russia
(%)
Organic
Cigarette
Volume
(a) (a)
3.4
12.6
18.0
0
20
Net
Revenues
Adjusted
OCI

50
0
43.9
44.6
16.7
17.4
5.8
6.5
21.4
20.7
YTD Feb 2011
YTD Feb 2012

Source: PMI Financials and Nielsen
Turkey: PMI Momentum Continues
Strong economy has
enabled market to absorb
Q4, 2011, tax-driven price
increases
Our volume increased
nearly 10% in Q1, 2012
We continued our strong
share performance and
mix has improved behind
Parliament
and Muratti
Premium
Mid
Low
PMI Market Share
Total PMI
(%)

Price Segments (%)
Russia: Share Gains, Investment Continues
Source: Nielsen

PMI Market Share (%)
Consumer up-trading
continuing despite price
increases
PMI gaining share thanks
to strength of:
- Parliament
- Bond Street
- Next
Continued investment in
Marlboro and other key
brands
Premium
Mid
Low
Super-
Low
25.5
26.2
YTD Feb
2011
YTD Feb
2012
35.2
31.8
23.2
25.7
25.1
25.9
16.5 16.6
YTD Feb
2011
YTD Feb
2012

Growth Q1, 2012 vs. Q1, 2011
(a) Excluding currency
Source: PMI estimates and PMI Financials
EU: An Improved Overall Performance
Total industry volume
declined by a modest 1.3%
despite weak economic
conditions notably in Greece
and Spain
Continued L&M
and
Chesterfield share growth
Organic cigarette volume
decline of 1.5% is best PMI
quarterly performance in
many years
Price increases driving growth
in net revenues and adjusted
OCI
(a) (a)
(%)
Organic
Cigarette
Volume
(3)
6
Net
Revenues
Adjusted
OCI
(1.5)
5.3
3.7

PMI Market Share (%)
Spain: Difficult Economic Conditions
(a)  “Youth” refers to Spain’s working population under 25 years old
Note: Chest.
is Chesterfield
Source: Eurostat and PMI estimates

Unemployment
(a)
(%)
Unemployment continues to
increase, putting pressure on
total cigarette market volume
PMI market share was down
0.2 points in Q1, 2012, to
30.2%, in spite of an
improvement in Chesterfield
Following recent excise tax
increases, PMI raised prices
by €0.25/pack
Total PMI
Other
L&M
Chest.
Marlboro
Overall Youth
Feb
2011
Feb
2012
Feb
2011
Feb
2012
14.1
13.9
8.1
8.9
6.7
6.5
30.4 30.2
Q1
2011
Q1
2012
20.6
44.0
23.6
50.5

Chesterfield Share of Total Tobacco
Italy: Profitability Remains Strong
Source: PMI estimates

PMI Market Share
Higher prices and a weaker
economy led to a 6.1% decline
in cigarette industry volume in
Q1, 2012, partly offset by the
growth of fine cut
Some consumer down-trading to
low-price cigarettes and fine cut
Launch of
Chesterfield
in fine cut
in Q2, 2011, has provided PMI
with leadership in fine cut
PMI portfolio in international low-
price segment strengthened
through launch in Q1, 2012, of
Philip Morris Selection
Cigarettes
Fine Cut
Cigarettes Fine Cut
55
50
30
(%)
Q1
2011
Q1
2012
Q1
2011
Q1
2012
4.9
(%)
2011
3.6 3.6
3.5 3.3 3.3
1.6
3.6
3.8
4.0
4.5
0
5
Q1 Q2 Q3 Q4 Q1
2012
53.5
0.3
52.6
28.3
0

PHILIP MORRIS
INTERNATIONAL

DON'T
BE A
MAYBE
BE
Marlboro
Rauchen kann tödlich sein. Der Rauch einer Zigarette dieser Marke enthält
10 mg Teer, 0,8 mg Nikotin und 10 mg Kohlenmonoxid. (Durchschnittswerte nach ISO)

Germany: PMI Share Growth Continues
(a) Young Adult Smokers: Legal Age (minimum 18) – 24 years old
Source: PMI estimates and PMI Market Research

Total industry volume up 3.1% in
Q1, 2012, helped by a decline in
illicit trade
Marlboro first in market with new
retail prices
New Marlboro marketing
campaign showing promising
results: YAS
(a)
share up 5 points
to 20%
L&M growth continues unabated:
market share up a further 1.2
points in Q1, 2012
PMI share of fine cut market
grew 0.9 points to 15.8%
PMI Market Share (%)
Total PMI
Other
L&M
Marlboro
21.2
20.4
10.0
11.2
4.5
4.3
35.7 35.9
Q1
2011
Q1
2012

Latin America & Canada: Solid Contribution to
PMI Growth
Volume growth, driven by:
Share and market growth in
Argentina
Favorable timing and trade
movements in Mexico
Marlboro share:
Argentina +1.0pp to 24.8%
Brazil
Colombia
Mexico     +4.0pp to 54.3%

Growth Q1, 2012 vs. Q1, 2011
(%)
(a)  Excluding currency
Source: PMI Financials and PMI estimates
- 0.5pp to 6.8%
+1.5pp to 5.8%
Organic
Cigarette
Volume
(a) (a)
2.9
5.4
4.0
6
Net
Revenues
Adjusted
OCI
0

PMI Intensifying Efforts to Combat Illicit Trade
(a)
Estimated globally at 600 billion cigarettes
Significant volume and profitability opportunities for PMI
from potential reduction
PMI cooperating with authorities worldwide
Canada, Germany and Romania are recent examples of
successful reductions in illicit trade
(a)  Illicit trade refers to domestic non-duty paid products
Source: PMI estimates

Free Cash Flow
(a)
Impacted by Working Capital
Requirements
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
($ million)
245
(742)
(68)
2,236
1,671
Q1
2011
Net
Earnings
Working Capital
and Other
Capital
Expenditures
Q1
2012

Generous Returns to Shareholders
In the first quarter of 2012, PMI spent $1.5 billion to
repurchase 18.1 million shares. Target for 2012 is $6
billion
Since 2008 spin, 432.1 million shares repurchased at an
average price of $52.88
Our annualized dividend of $3.08 per share generated a
yield of 3.5% on April 13, 2012
Since the spin, dividend rate increased by 67.4%
Source: PMI Financials

Superior Shareholder Returns
Tobacco
Peer Group
Company
Peer Group
March 28, 2008 – April 13, 2012
Note: Peer groups represent the market weighted average return of the group. PMI pro forma for additional $0.46 per share dividend paid in April
2008 impacts the period March 28, 2008 – April 13, 2012. Exchange rates are as of March 28, 2008, January 1, 2012 and April 13, 2012. A list of the Tobacco and Company Peer Groups is available in the reconciliation section
Source: FactSet, compiled by Centerview
January 1, 2012 – April 13, 2012
Tobacco
Peer Group
Company
Peer Group
FTSE 100

1.4%
4.8%
10.3%
11.0%
12.9%
FTSE 100
S&P 500
PMI
(7.9)%
15.4%
24.6%
55.3%
107.7%
S&P 500
PMI

Conclusion
Excellent results in the first quarter of 2012
Very strong organic volume and consumer up-trading in
non-OECD markets
Key brands performing very well, led by Marlboro and
Parliament
Expect to deliver against our currency-neutral long-term
target of 10% to 12% growth in adjusted diluted EPS in
2012
Confident about our outlook for remainder of year,
notwithstanding the difficult comparison in the second
quarter due to Japan

2012 First-Quarter Results Questions & Answers

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
6,470 $           4,417 $    2,053 $           (54) $        2,107 $              - $          2,107 $           European Union 6,415 $      4,414 $    2,001 $           2.6% 5.3% 5.3%
4,069              2,234      1,835              (73)           1,908                 9            1,899              EEMA 3,671         1,984      1,687              8.8% 13.1% 12.6%
5,177              2,400      2,777              74            2,703                 1            2,702              Asia 4,288         1,965      2,323              19.5% 16.4% 16.3%
2,306              1,523      783                 (39)           822                   -             822                 Latin America & Canada 2,156         1,376      780                 0.4% 5.4% 5.4%
18,022 $         10,574 $  7,448 $           (92) $        7,540 $              10 $       7,530 $           PMI Total 16,530 $    9,739 $    6,791 $           9.7% 11.0% 10.9%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,030 $           (25) $        1,055 $              - $          1,055 $           European Union 1,006 $           2.4% 4.9% 4.9%
810                (44) 854 - 854                 EEMA 722                 12.2% 18.3% 18.3%
1,407              53 1,354 - 1,354              Asia 1,093              28.7% 23.9% 23.9%
237                (17) 254 - 254                 Latin America & Canada 251                 (5.6)% 1.2% 1.2%
3,484 $           (33) $        3,517 $              - $          3,517 $           PMI Total 3,072 $           13.4% 14.5% 14.5%
2012 2011
% Change in Reported Operating
Companies Income
2012 2011
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,030 $           - $                      1,030 $        (25) $        1,055 $         - $                     1,055 $            European Union 1,006 $        (11) $                          1,017 $        1.3% 3.7% 3.7%
810                -                        810              (44)          854               -                       854                 EEMA 722             (2)                               724              11.9% 18.0% 18.0%
1,407              -                        1,407           53           1,354            -                       1,354              Asia 1,093          (2)                               1,095           28.5% 23.7% 23.7%
237                (8)                       245              (17)          262               -                       262                 Latin America & Canada 251             (1)                               252              (2.8)% 4.0% 4.0%
3,484 $           (8) $                    3,492 $        (33) $        3,525 $         - $                     3,525 $            PMI Total 3,072 $        (16) $                          3,088 $        13.1% 14.2% 14.2%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes
(a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
1,055 $           2,107 $              50.1% 1,055 $         2,107 $             50.1% European Union 1,017 $        2,001 $                       50.8% (0.7) (0.7)
854                1,908                44.8% 854               1,899               45.0% EEMA 724             1,687                          42.9% 1.9 2.1
1,354              2,703                50.1% 1,354            2,702               50.1% Asia 1,095          2,323                          47.1% 3.0 3.0
262                822                   31.9% 262               822                  31.9% Latin America & Canada 252             780                            32.3% (0.4) (0.4)
3,525 $           7,540 $              46.8% 3,525 $         7,530 $             46.8% PMI Total 3,088 $        6,791 $                       45.5% 1.3 1.3
2011
2012 2011
2012
% Change in Adjusted Operating
Companies Income
(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended March 31,
(Unaudited)

2012 2011 % Change
Reported Diluted EPS 1.25 $                    1.06 $                    17.9%
Adjustments:
Asset impairment and exit costs -                        0.01
Tax items -                        (0.01)
Adjusted Diluted EPS 1.25 $                    1.06 $                    17.9%
Less:
Currency impact (0.02)
Adjusted Diluted EPS, excluding Currency 1.27 $                    1.06 $                    19.8%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS
For the Year Ended December 31,
(Unaudited)

2011
Reported Diluted EPS 4.85 $
Adjustments:
Asset impairment and exit costs 0.05
Tax items (0.02)
Adjusted Diluted EPS 4.88 $

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
For the Quarters Ended March 31,
($ in millions)
(Unaudited)
(a)  Operating Cash Flow

For the Quarters Ended
March 31,
2012 2011 % Change
Net cash provided by operating activities
(a)
1,898 $               2,395 $               (20.8)%
Less:
Capital expenditures 227                      159
Free cash flow 1,671 $               2,236 $               (25.3)%
Less:
Currency impact (50)
Free cash flow, excluding currency 1,721 $               2,236 $               (23.0)%

PMI Peer Groups
Bayer
BAT
Coca-Cola
Diageo
GlaxoSmithKline
Heineken
Imperial Tobacco
Johnson & Johnson
Kraft
McDonald’s
Nestlé
Novartis
PepsiCo
Pfizer
Roche
Unilever
Vodafone
Altria
BAT
Imperial Tobacco
Japan Tobacco
Lorillard
Reynolds American
Company Peer Group Tobacco Peer Group

2012 First-Quarter Results April 19, 2012